UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________________________
FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 6, 2024
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Corpay, Inc.
________________________________________________________
(Exact name of registrant as specified in its charter)
  _______________________________________________________

Delaware	001-35004	72-1074903
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3280 Peachtree Road, Suite 2400	Atlanta	30305
(Address of principal executive offices)	GA	(Zip Code)
Registrant’s telephone number, including area code: (770) 449-0479
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock	CPAY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 6, 2024, the Company held its Annual Meeting. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. A total of 66,258,975 shares were represented at the Annual Meeting. The following matters were submitted to a vote of the shareholders.

I. Elect eleven directors nominated by the Board for a one-year term:

NOMINEES:

Steven T. Stull
FOR: 55,219,012
AGAINST: 6,324,405
ABSTAIN: 88,030
BROKER NON-VOTES: 4,627,528

Annabelle Bexiga
FOR: 59,008,908
AGAINST: 2,607,160
ABSTAIN: 15,379
BROKER NON-VOTES: 4,627,528

Ronald F. Clarke
FOR: 57,678,341
AGAINST: 3,935,224
ABSTAIN: 17,882
BROKER NON-VOTES: 4,627,528

Joseph W. Farrelly
FOR: 60,601,159
AGAINST: 1,013,942
ABSTAIN: 16,346
BROKER NON-VOTES: 4,627,528

Rahul Gupta
FOR: 59,750,796
AGAINST: 1,793,402
ABSTAIN: 87,249
BROKER NON-VOTES: 4,627,528

Thomas M. Hagerty
FOR: 60,888,974
AGAINST: 725,110
ABSTAIN: 17,363
BROKER NON-VOTES: 4,627,528

Archie L. Jones, Jr.
FOR: 59,546,886
AGAINST: 1,996,110
ABSTAIN: 88,451
BROKER NON-VOTES: 4,627,528

Richard Macchia
FOR: 58,570,471
AGAINST: 3,045,548
ABSTAIN: 15,428
BROKER NON-VOTES: 4,627,528

Hala G. Moddelmog
FOR: 51,336,524

AGAINST: 10,280,263
ABSTAIN: 14,660
BROKER NON-VOTES: 4,627,528

Jeffrey S. Sloan
FOR: 61,199,719
AGAINST: 415,363
ABSTAIN: 16,365
BROKER NON-VOTES: 4,627,528

Gerald Throop
FOR: 61,501,133
AGAINST: 113,918
ABSTAIN: 16,396
BROKER NON-VOTES: 4,627,528

II. Ratify the reappointment of Ernst & Young LLP as Corpay’s independent public accounting firm for 2024:

FOR: 62,213,450
AGAINST: 4,007,886
ABSTAIN: 37,639
BROKER NON-VOTES: N/A

III. Advisory vote to approve named executive officer compensation:

FOR: 54,558,883
AGAINST: 7,040,162
ABSTAIN: 32,402
BROKER NON-VOTES: 4,627,528

IV. Shareholder proposal regarding an independent Board chair requirement:

FOR: 30,821,355
AGAINST: 32,289,245
ABSTAIN: 40,965
BROKER NON-VOTES: 4,627,528

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corpay, Inc.

June 12, 2024	By: /s/ Tom Panther
Tom Panther
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

104	Cover Page Interactive Data File (formatted as Inline XBRL).